[CHASE VISTA FUNDS LOGO]

                               CHASE VISTA FUNDS

                                  PROSPECTUS
                             SOUTHEAST ASIAN FUND
                                  JAPAN FUND
                                 EUROPEAN FUND

                            CLASS A, B AND C SHARES



                       INVESTMENT STRATEGY: CAPITAL GROWTH


February 27, 1998, as revised November 10, 1998

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their February 27, 1998 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Chase Vista Funds Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this Prospectus by reference. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains the SAI, the Funds' Annual Report to Shareholders and other information regarding the Funds which has been electronically filed with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Investments in the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                            TABLE OF CONTENTS

Expense Summary .................................................................   4
 The expenses you might pay on your Fund investment, including examples

Financial Highlights ............................................................   6
 How the Funds have performed

Fund Objectives .................................................................  12

Investment Approaches ...........................................................  12
 The kinds of securities in which the Chase Vista Southeast Asian Fund, the Chase
  Vista Japan Fund and the Chase Vista European Fund invest

Common Investment Policies ......................................................  13
 The common investment policies of the Funds

Other Investment Practices ......................................................  15
 The investment techniques and risks of the Funds

Management ......................................................................  22
 Chase Manhattan Bank, the Funds' adviser; Chase Asset Management, the
  Funds' sub-adviser, and the individuals who manage the Funds

About Your Investment ...........................................................  23
 Choosing a share class

How to Buy, Sell and Exchange Shares ............................................  24

How the Funds Value Their Shares ................................................  32

How Distributions Are Made; Tax Information .....................................  32
 How the Funds distribute their earnings, and the taxes related to those earnings

Other Information Concerning the Funds ..........................................  33
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization

Performance Information .........................................................  37
 How performance is determined, stated and/or advertised

Make the Most of Your Chase Vista Privileges ....................................  38

                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in each of the Funds based on expenses incurred in the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

                                                Class A       Class B       Class C
                                                 Shares        Shares       Shares
                                                ----          ----          ----
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)            5.75%         None           None
Maximum Deferred Sales Charge
  (as a percentage of the lower of original
  purchase price or redemption proceeds)*       None          5.00%          1.00%
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fee
  (after estimated waiver)**                    0.00%         0.00%          0.00%
12b-1 Fee***                                    0.25%         0.75%          0.75%#
Shareholder Servicing Fee
  (after estimated waiver, where indicated)     None          0.25%          0.25%#
Other Expenses                                  1.50%         1.50%          1.50%
                                                ----          ----          -----
Total Fund Operating Expenses
  (after waivers of fees)**                     1.75%         2.50%          2.50%
                                                ====          ====          =====

EXAMPLES

Your investment of $1,000 would incur the following expenses, assuming 5% annual return:

                                           1 Year     3 Years     5 Years     10 Years
                                           --------   ---------   ---------   ---------
Class A Shares+                            $74        $109        $147        $252
Class B Shares:
Assuming complete redemption at the end
  of the period++, +++                     $77        $110        $156        $265
Assuming no redemptions+++                 $25        $ 78        $133        $265
Class C Shares:
Assuming complete redemption at the end
  of the period++                          $36        $ 78        $133        $284
Assuming no redemptions                    $25        $ 78        $133        $284

  * The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. The maximum deferred sales charge on Class C shares applies to redemptions during the first year after purchase; the charge is 1% during the first year and zero thereafter. See "How to Buy, Sell and Exchange Shares."

  ** Reflects current waiver arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such waivers, the Investment Advisory Fee and Other Expenses would be 1.00% and 1.65%, respectively, and Total Fund Operating Expenses would be 2.90%, 3.65% and 3.65% for Class A, Class B and Class C shares, respectively.
 *** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A, Class B and Class C shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
  # Beginning with the 13th month following the purchase of Class C shares by their customers, broker-dealers receive payments at an annual rate of 1.00% of the average daily net asset value of the Class C shares invested in the European Fund by their customers, consisting of a 12b-1 distribution fee at an annual rate of 0.75% of such assets and a service fee at an annual rate of 0.25% of such assets.
   +   Assumes deduction at the time of purchase of the maximum sales charge.
  ++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.
 +++ Ten-year figures assume conversion of Class B shares to Class A shares at the beginning of the ninth year after purchase. See "How to Buy, Sell and Exchange Shares."


The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                             FINANCIAL HIGHLIGHTS

The table set forth below provides financial highlights for both Class A and Class B shares outstanding for the Fund throughout the periods shown. This information is supplemented by financial statements and accompanying notes appearing in the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1997, which is incorporated by reference into the SAI. Shareholders may receive a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for periods prior to November 1, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

EUROPEAN FUND


                                                                                                          Class A
                                                                                         ------------------------------------------
                                                                                           11/1/97          Year          11/2/95*
                                                                                           through          Ended         through
                                                                                           4/30/98         10/31/97       10/31/96
                                                                                         -----------       --------       --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...................................................   $ 14.10          $ 11.99        $ 10.00
                                                                                           -------          -------        -------
 Income From Investment Operations:
  Net Investment Income ................................................................     0.053            0.048          0.146
  Net Gains or (Losses) in Securities (both realized and unrealized) ...................     3.773            3.014          1.929
                                                                                           -------          -------        -------
 Total from Investment Operations ......................................................     3.826            3.062          2.075
                                                                                           -------          -------        -------
 Less Distributions:
  Dividends from Net Investment Income .................................................     0.188            0.102          0.085
                                                                                           -------          -------        -------
  Distributions from Capital Gains .....................................................     1.718            0.850             --
                                                                                           -------          -------        -------
  Tax return of Capital ................................................................        --               --             --
                                                                                           -------          -------        -------
  Total Distributions ..................................................................     1.906            0.952          0.085
                                                                                           -------          -------        -------
Net Asset Value, End of Period .........................................................   $ 16.02          $ 14.10        $ 11.99
                                                                                           =======          =======        =======
Total Return (1) .......................................................................     31.18%           28.19%         20.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............................................   $20,729          $12,965        $ 6,358
 Ratios to Average Net Assets:#
  Ratio of Expenses to Average Net Assets# .............................................      1.76%            1.75%          1.75%
  Ratio of Net Investment Income to Average Net Assets# ................................     (0.10%)           0.32%          1.44%
  Ratio of Expenses without waivers and assumption of expenses to Average Net Assets# ..      2.83%            2.84%          3.49%
  Ratio of Net Investment Income without waivers and
   assumptions of expenses to Average Net Assets# ......................................     (1.18%)          (0.77%)        (0.30%)
 Portfolio Turnover Rate ...............................................................        84%             170%           186%
 Average Commission Rate Paid per share ................................................   $0.0433          $0.0364        $0.0242


                                                                                                           Class B
                                                                                         ------------------------------------------
                                                                                           11/1/97           Year        11/3/95**
                                                                                           through          Ended        through
                                                                                           4/30/98         10/31/97     10/31/96
                                                                                         -----------       --------     ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...................................................   $ 13.93          $ 11.93        $  9.97
                                                                                           -------          -------        -------
 Income From Investment Operations:
  Net Investment Income ................................................................     0.079            0.047          0.066
  Net Gains or (Losses) in Securities (both realized and unrealized) ...................     3.645            2.888          1.961
                                                                                           -------          -------        -------
 Total from Investment Operations ......................................................     3.724            2.935          2.027
                                                                                           -------          -------        -------
 Less Distributions:
  Dividends from Net Investment Income .................................................     0.146            0.084          0.067
                                                                                           -------          -------        -------
  Distributions from Capital Gains .....................................................     1.718            0.850             --
                                                                                           -------          -------        -------
  Tax return of Capital ................................................................        --               --             --
                                                                                           -------          -------        -------
  Total Distributions ..................................................................     1.864            0.934          0.067
                                                                                           -------          -------        -------
Net Asset Value, End of Period .........................................................   $ 15.79          $ 13.93        $ 11.93
                                                                                           =======          =======        =======
Total Return (1) .......................................................................     30.70%           27.25%         20.35%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............................................   $ 6,278          $ 2,218        $   190
 Ratios to Average Net Assets:#
  Ratio of Expenses to Average Net Assets# .............................................      2.52%            2.51%          2.47%
  Ratio of Net Investment Income to Average Net Assets# ................................     (0.79%)          (0.30%)         0.80%
  Ratio of Expenses without waivers and assumption of expenses to Average Net Assets# ..      3.56%            3.58%          3.83%
  Ratio of Net Investment Income without waivers and
   assumptions of expenses to Average Net Assets# ......................................     (1.82%)          (1.37%)        (0.56%)
 Portfolio Turnover Rate ...............................................................        84%             170%           186%
 Average Commission Rate Paid per share ................................................   $0.0433          $0.0364         0.0242


                                     6 & 7

                             FINANCIAL HIGHLIGHTS

The table set forth below provides financial highlights for both Class A and Class B shares outstanding for the Fund throughout the periods shown. This information is supplemented by financial statements and accompanying notes appearing in the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1997, which is incorporated by reference into the SAI. Shareholders may receive a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for periods prior to November 1, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

SOUTHEAST ASIAN FUND

                                                                                                          Class A
                                                                                         -------------------------------------------
                                                                                          11/1/97            Year         11/2/95*
                                                                                          through           Ended         through
                                                                                          4/30/98          10/31/97       10/31/96
                                                                                         ----------        --------       --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...................................................   $  8.07          $ 11.97        $ 10.00
                                                                                           -------          -------        -------
 Income From Investment Operations:
  Net Investment Income ................................................................     0.069            0.066         (0.013)
  Net Gains or (Losses) in Securities (both realized and unrealized) ...................    (0.903)          (3.305)         1.983
                                                                                           -------          -------        -------
  Total from Investment Operations .....................................................    (0.834)          (3.239)         1.970
                                                                                           -------          -------        -------
 Less Distributions:
  Dividends from Net Investment Income .................................................     0.006               --             --
  Distributions from Capital Gains .....................................................        --            0.640             --
                                                                                           -------          -------        -------
  Tax return of Capital ................................................................        --            0.021             --
                                                                                           -------          -------        -------
  Total Distributions ..................................................................     0.006            0.661             --
                                                                                           -------          -------        -------
Net Asset Value, End of Period .........................................................   $  7.23          $  8.07        $ 11.97
                                                                                           =======          =======        =======
Total Return (1) .......................................................................    (10.34%)         (28.86%)        19.70%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............................................   $ 4,320          $ 6,566        $ 8,451
 Ratios to Average Net Assets:#
  Ratio of Expenses to Average Net Assets# .............................................      1.75%            1.75%          1.74%
  Ratio of Net Investment Income to Average Net Assets# ................................      1.10%            0.42%         (0.12%)
  Ratio of Expenses without waivers and assumption of expenses to Average Net Assets# ..      3.60%            2.84%          3.26%
  Ratio of Net Investment Income without waivers and
   assumptions of expenses to Average Net Assets# ......................................     (0.75%)          (0.67%)        (1.64%)
 Portfolio Turnover Rate ...............................................................       166%             234%           149%
 Average Commission Rate Paid per share ................................................   $0.0083          $0.0100        $0.0129


                                                                                                          Class B
                                                                                          ------------------------------------------
                                                                                           11/1/97          Year         11/3/95**
                                                                                           through          Ended         through
                                                                                           4/30/98         10/31/97      10/31/96
                                                                                          ----------       --------      ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...................................................   $  7.95          $ 11.89        $ 10.01
                                                                                           -------          -------        -------
 Income From Investment Operations:
  Net Investment Income ................................................................        --            0.025         (0.055)
  Net Gains or (Losses) in Securities (both realized and unrealized) ...................    (0.850)          (3.315)         1.935
                                                                                           -------          -------        -------
  Total from Investment Operations .....................................................    (0.850)          (3.290)         1.880
                                                                                           -------          -------        -------
 Less Distributions:
  Dividends from Net Investment Income .................................................        --               --             --
  Distributions from Capital Gains .....................................................        --            0.640             --
                                                                                           -------          -------        -------
  Tax return of Capital ................................................................        --            0.010             --
                                                                                           -------          -------        -------
  Total Distributions ..................................................................        --            0.650             --
                                                                                           -------          -------        -------
Net Asset Value, End of Period .........................................................   $  7.10          $  7.95        $ 11.89
                                                                                           =======          =======        =======
Total Return (1) .......................................................................    (10.69%)         (29.48)         18.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............................................   $ 1,018          $ 1,051        $ 1,222
 Ratios to Average Net Assets:#
  Ratio of Expenses to Average Net Assets# .............................................      2.53%            2.50%          2.52%
  Ratio of Net Investment Income to Average Net Assets# ................................     (0.42%)          (0.23%)        (0.90%)
  Ratio of Expenses without waivers and assumption of expenses to Average Net Assets# ..      4.38%            3.60%          3.70%
  Ratio of Net Investment Income without waivers and
   assumptions of expenses to Average Net Assets# ......................................     (2.26%)          (1.33%)        (2.08%)
 Portfolio Turnover Rate ...............................................................       166%             234%           149%
 Average Commission Rate Paid per share ................................................   $0.0083          $0.0100        $0.0129


                                     8 & 9

                             FINANCIAL HIGHLIGHTS

The table set forth below provides financial highlights for both Class A and Class B shares outstanding for the Fund throughout the periods shown. This information is supplemented by financial statements and accompanying notes appearing in the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1997, which is incorporated by reference into the SAI. Shareholders may receive a copy of this Annual Report by contacting the Fund or their Shareholder Servicing Agent. The financial statements and notes, as well as the financial information set forth in the table below for periods prior to November 1, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.

JAPAN FUND


                                                                                                            Class A
                                                                                           -----------------------------------------
                                                                                             11/1/97        Year           11/2/95*
                                                                                             through        Ended          through
                                                                                             4/30/98       10/31/97        10/31/96
                                                                                           ----------      --------        --------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...................................................   $  9.52          $  9.42        $ 10.00
 Income From Investment Operations:
Net Investment Income ..................................................................     0.486@           0.078         (0.083)
  Net Gains or (Losses) in Securities (both realized and unrealized) ...................    (1.585)           0.242         (0.497)
  Total from Investment Operations .....................................................    (1.099)           0.320         (0.580)
 Less Distributions:
  Dividends from Net Investment Income .................................................     0.471            0.220             --
  Distributions from Capital Gains .....................................................        --               --             --
  Tax return of Capital ................................................................        --               --             --
  Total Distributions ..................................................................     0.471            0.220             --
Net Asset Value, End of Period .........................................................   $  7.95          $  9.52        $  9.42
Total Return (1) .......................................................................    (11.91%)           3.49%         (5.80%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............................................   $ 3,412          $ 5,008        $ 4,781
 Ratios to Average Net Assets:#
  Ratio of Expenses to Average Net Assets# .............................................      1.76%            1.75%          1.75%
  Ratio of Net Investment Income to Average
Net Assets# ............................................................................     (0.98%)          (0.30%)        (0.91%)
  Ratio of Expenses without waivers and assumption of expenses to Average Net Assets# ..      3.57%            2.89%          3.60%
  Ratio of Net Investment Income without waivers and
   assumptions of expenses to Average Net Assets# ......................................     (2.79%)          (1.44%)        (2.76%)
 Portfolio Turnover Rate ...............................................................       102%             217%           121%
 Average Commission Rate Paid per share ................................................   $0.0248          $0.0582        $0.0499


                                                                                                           Class B
                                                                                           ----------------------------------------
                                                                                             11/1/97         Year        11/3/95**
                                                                                             through         Ended        through
                                                                                             4/30/98        10/31/97      10/31/96
                                                                                            ----------      --------     ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period ...................................................   $  9.42        $  9.35        $ 10.00
 Income From Investment Operations:
Net Investment Income ..................................................................     0.311@        (0.048)        (0.022)
  Net Gains or (Losses) in Securities (both realized and unrealized) ...................    (1.432)         0.298         (0.628)
  Total from Investment Operations .....................................................    (1.121)         0.250         (0.650)
 Less Distributions:
  Dividends from Net Investment Income .................................................     0.429          0.180             --
  Distributions from Capital Gains .....................................................        --             --             --
  Tax return of Capital ................................................................        --             --             --
  Total Distributions ..................................................................     0.429          0.180             --
Net Asset Value, End of Period .........................................................   $  7.87        $  9.42        $  9.35
Total Return (1) .......................................................................    (12.25%)         2.72%         (6.50%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ...............................................   $   628        $ 1,893        $   162
 Ratios to Average Net Assets:#
  Ratio of Expenses to Average Net Assets# .............................................      2.50%          2.51%          2.52%
  Ratio of Net Investment Income to Average
Net Assets# ............................................................................      2.03%         (5.73%)        (0.40%)
  Ratio of Expenses without waivers and assumption of expenses to Average Net Assets# ..      4.30%          3.66%          4.00%
  Ratio of Net Investment Income without waivers and
   assumptions of expenses to Average Net Assets# ......................................      0.23%         (6.88%)        (1.88%)
 Portfolio Turnover Rate ...............................................................       102%           217%           121%
 Average Commission Rate Paid per share ................................................   $0.0248        $0.0582        $0.0499

  *  Commencement of operations.
  ** Commencement of offering of class of shares.
 (1) Total return figures do not include the effect of any sales load. # Short periods have been annualized.
   @ Calculated using average shares outstanding.

                                    10 & 11

FUND OBJECTIVES

Each Fund seeks total return from long-term capital growth. No Fund is intended to be a complete investment program, and there is no assurance that a Fund will achieve its objective.



INVESTMENT APPROACHES

SOUTHEAST ASIAN FUND
The Fund will invest principally in a broad portfolio of equity securities of foreign companies located in countries throughout the Pacific and Far East regions, with the exception of Japan. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Southeast Asian issuers.

The Fund's advisers seek to identify those countries and industries throughout the Pacific and Far East region (other than Japan) where economic and political factors are likely to produce above-average growth rates. The Fund's advisers attempt to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. Emphasis will be placed on companies in Hong Kong, Australia, Singapore, Malaysia, Thailand, the Philippines and Indonesia, but the Fund will also invest in companies in other countries in the Pacific and Far East region (other than Japan), including New Zealand, Taiwan, Korea and India. A substantial portion of the Fund's assets may be invested in Hong Kong and/or Australia. The Fund may invest in India through a Republic of Mauritius Company (a "Mauritius Company") in order to take advantage of a favorable tax treaty between India and Mauritius.


JAPAN FUND
The Fund will invest principally in equity securities of foreign companies located in countries throughout the Pacific and Far East regions. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Japanese issuers. Investments by the Fund may, from time to time, also be made in securities traded in other securities markets of the Pacific and Far East regions as determined by the Fund's advisers. Under current market conditions, the Fund's advisers anticipate that the major portion of the Fund's assets will be invested in securities traded in the securities markets of Japan.


EUROPEAN FUND
The Fund will invest primarily in equity securities of companies with principal business activities in countries located throughout Western Europe. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of European issuers.

The Fund's advisers seek to identify those Western European countries and industries where economic and political factors are likely to produce above-average growth rates. The Fund's advisers attempt to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. Western European countries in which the Fund may invest include Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom, as well as other Western European countries that the Fund's advisers deem appropriate. The Fund's advisers anticipate that the Fund generally will be invested in a number of different Western European countries, although it may at times invest most of its assets in a limited number of these countries.

The Fund may invest up to 8% of its total assets in equity securities of companies located in emerging market European countries. These countries may include Poland, the Czech Republic, Hungary, and other emerging market European countries that the Fund's advisers deem appropriate.

Each Fund is classified as a "non-diversified" fund under federal securities law.


WHO MAY WANT TO INVEST
The Southeast Asian, Japan and European Funds may be most appropriate for investors who . . .

o Are seeking long-term growth of capital
o Are investing for goals several years away
o Own or plan to own other types of investments for diversification purposes
o Can assume market risk and the risk of investing internationally

The Funds may NOT be appropriate for investors who are unable to tolerate frequent up and down price changes and the potential instability of foreign markets; who are investing for short-term goals or who are in need of current income.



COMMON INVESTMENT
POLICIES

Instead of investing directly in underlying securities, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as such Fund.

The equity securities in which the Funds may invest include common stocks, preferred stocks, securities convertible into common stocks and warrants to purchase common stocks. Investments will be selected based on their potential for capital growth.

For purposes of the investment policies described above, a security is deemed to be issued by an issuer of one of the countries or regions indicated above if
(i) the principal trading market for the security is in one of those countries or regions, (ii) the issuer is organized under the laws of a jurisdiction of one of those countries or regions or (iii) the issuer derives at least fifty percent of its revenues or profits from those countries or regions or has at least 50 percent of its assets situated in those countries or regions.

The Funds' advisers will allocate each Fund's investments among securities denominated in the U.S. dollar, other major reserve currencies and currencies of countries referred to above in which that Fund is permitted to invest. The advisers may adjust a Fund's exposure to each such currency based on their perception of the most favorable markets and issuers. The percentage of a Fund's assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the advisers' assessment of the relative yield and appreciation potential of such securities and the current and anticipated relationship of a country's currency to the U.S. dollar. Fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends are some of the principal factors which may be considered by the Funds' advisers in determining whether to increase or decrease the emphasis placed upon a particular type of security, industry sector, country or currency within a Fund's investment portfolio. Securities purchased by a Fund may be denominated in a currency other than that of the country in which the issuer is domiciled. No Fund is limited as to the amount of its assets that may be invested in any one country. However, each Fund will attempt to allocate investments among a wide range of industries and companies. Each Fund will place primary emphasis on equity securities and securities with equity features. However, each Fund may also invest in any type of investment grade debt security and various derivative securities if the advisers believe that doing so may result in capital growth. Vista Southeast Asian Fund and Vista European Fund will not invest more than 25% of their respective net assets in debt securities denominated in a single currency other than the U.S. dollar, or invest more than 25% of their respective net assets in debt securities issued by a single foreign government or supranational organization.

The Funds' advisers will review economic and political events in the countries in which the Funds are invested on an ongoing basis.

The Funds may invest in securities of companies of various sizes, including smaller companies whose securities may be more volatile and less liquid than securities of larger companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Funds may be made through investment in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

Each Fund may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, a Fund may invest its assets without limitation in these instruments as well as in debt securities issued in various currencies by supranational entities and by companies and governments located in countries in which the Fund is permitted to invest and in short-term debt instruments including securities issued or guaranteed by the government of any member country of the Organization for Economic Cooperation and Development or its agencies or instrumentalities. At times when its advisers deem it advisable to limit a Fund's exposure to the equity markets in which it ordinarily invests, each Fund may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments).To the extent that a Fund departs from its investment policies during such periods, its investment objective may not be achieved.

For a discussion of certain risks associated with an investment in the Funds, see "Risk Factors" and "Other Investment Practices" below.



OTHER INVESTMENT
PRACTICES

Each Fund may also engage in the following investment practices, when consistent with such Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI. Except as otherwise indicated below, the Funds are not subject to any percentage limits with respect to the practices described below.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


MONEY MARKET INSTRUMENTS.
Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

DEPOSITARY RECEIPTS. Each Fund may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

SUPRANATIONAL AND ECU OBLIGATIONS. Each Fund may invest in debt securities issued by supranational organizations, which include organizations such as The World Bank, the European Community, the European Coal and Steel Community and the Asian Development Bank. Vista European Fund may also invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. These securities are typically issued by European governments and supranational organizations.

STRUCTURED PRODUCTS. Each Fund may invest in structured products, which are interests in entities organized solely for the purpose of restructuring the investment characteristics of certain other investments. These investments are deposited with or purchased by the entities, which then issue securities (the structured products) backed by, or representing interests in, the underlying investments. The cash flow on the underlying investments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions, and the extent of the payments made with respect to structured investments depends on the amount of the cash flow on the underlying investments. Structured products are subject to the risks associated with the underlying market or security, and may be subject to greater volatility than direct investments in the underlying market or security.

INDEXED INVESTMENTS. Each Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their pincipal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD AND STAND-BY COMMITMENTS. Each Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Each Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involves some risk to a Fund if the other party should default on its obligation and such Fund is
delayed  or  prevented   from   recovering  the  collateral  or  completing  the
transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow money to buy additional securities, known as "leveraging." The Funds may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Funds may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Funds enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.

OTHER INVESTMENT COMPANIES. Apart from being able to invest all of its investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purposes of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

STRIPS. Each Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS." The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DERIVATIVES AND RELATED INSTRUMENTS. Each Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover a Fund's obligations. Each Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency and interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Funds to successfully utilize these instruments may depend in part upon the ability of their advisers to forecast these factors correctly. Inaccurate forecasts could expose a Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Funds are not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, a Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of each Fund's buy and sell transactions will vary from year to year. A Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for a Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information."


LIMITING INVESTMENT RISKS

Specific investment restrictions help each Fund limit investment risks for its shareholders. These restrictions prohibit each Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the SAI. Except for each Fund's investment objective, restriction (b) above and investment policies designated as fundamental in the SAI, the Funds' investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS

GENERAL. The net asset value of the shares of each Fund will fluctuate based on the value of the securities in such Fund's portfolio. As each Fund invests primarily in equity securities of companies outside the U.S., an investment in its shares involves a higher degree of risk than an investment in a U.S. equity fund. An investment in any of the Funds should not be considered a complete investment program and may not be appropriate for all investors.

Since foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's foreign investments may be influenced by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Foreign securities may be less liquid and more volatile than comparable U.S. securities.

The securities markets of certain countries in which the Funds may invest are smaller, less liquid and have more limited trading volume than those in the United States. Such factors could cause the prices of foreign securities to be erratic for reasons apart from factors that affect the quality of securities.

Foreign settlement procedures and trade regulations may involve certain expenses and risks. One risk would be the delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad. In particular, settlement procedures in Korea are somewhat less developed and reliable than those in the U.S. and in other developed securities markets, and the Vista Southeast Asian Fund may experience settlement delays or other material difficulties and be subject to significant delays or limitations on the volume of trading during any particular period as a result of these factors. The foregoing factors could impede the ability of a Fund to effect portfolio transactions on a timely basis and could have an adverse impact on the net asset value of a Fund's shares.

It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation by withholding Fund assets, political or financial instability and diplomatic developments could affect the value of a Fund's investments in certain foreign countries.

Certain national policies may impede the Funds' investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. Additionally, special tax considerations will apply to foreign securities, such as the imposition of withholding taxes, and there may be an absence of developed legal structures governing private or foreign investment and private property.

In addition, some of the foreign equity securities in which the Funds may invest may be issued by smaller companies. The securities of smaller companies, whether foreign or domestic, often trade less frequently and in lower volume than securities of larger, more established companies. Consequently, price changes may be more abrupt or erratic. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

Securities rated in the category Baa by Moody's or BBB by S&P lack certain investment characteristics and may have speculative characteristics.

Because each Fund is "non-diversified," the value of its shares may be more susceptible to developments affecting the specific companies whose securities are owned by a Fund.

SOUTHEAST ASIAN FUND.
The Fund's performance is susceptible to political and economic factors affecting issuers in Southeast Asian countries. In addition, although this Fund will not invest in Japanese companies, some Southeast Asian economies are directly affected by Japanese capital investment in the region, by Japanese consumer demands and by the state of the Japanese economy.

Southeast Asian economies and financial markets have experienced significant volatility in recent years. Many of the countries of Southeast Asia are developing both economically and politically. Southeast Asian countries may have relatively unstable governments, economies based on only a few commodities or industries, and securities markets trading infrequently or in low volumes. Securities of issuers located in some Southeast Asian countries tend to have volatile prices and such securities may offer significant potential for loss as well as gain. Further, certain companies in Southeast Asia may not have firmly established product markets, may lack depth of management, or may be more vulnerable to political or economic developments such as nationalization of their own industries.

Since Southeast Asian securities are normally denominated and traded in foreign currencies, the values of the Fund's Southeast Asian investments may be influenced by currency exchange rates and exchange control regulation. Many of the currencies of Southeast Asian countries have recently experienced extreme volatility relative to the United States dollar, including periods of devaluation. In particular, Thailand, Indonesia, the Philippines and South Korea have experienced currency crises warranting assistance from the International Monetary Fund. Devaluations in the currencies in which the Fund's portfolio securities are denominated will adversely affect the Fund's net asset value.

Trading volumes on Southeast Asian stock exchanges, although increasing, are substantially less than in the U.S. stock market, and the stock markets of Southeast Asian countries have exhibited extreme volatility. Further, securities of some Southeast Asian companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on

Southeast Asian stock exchanges are generally higher than negotiated commissions in U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transaction and may be able to purchase securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

JAPAN FUND. This Fund's performance is susceptible to political and economic factors affecting issuers in Japan. In addition, although this Fund will invest primarily in Japanese issuers, the Japanese economy may be affected by Southeast Asian consumer demands and by the state of Southeast Asian economies.


The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market has been volatile; for example, the Japanese stock market, as measured by the Tokyo Stock Price Index (TOPIX), increased by over 500% during the ten-year period ended December 31, 1989, and it has fluctuated in a downward trend, falling by more than half since then. A seven-year decline of the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios, and has left Japanese banks holding large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred. A continuation or recurrence of a Japanese stock market decline could have an adverse impact throughout Japan's economy.

Since Japanese securities are normally denominated and traded in the Japanese yen, the values of the Fund's Japanese investments may be influenced by currency exchange rates and exchange control regulation. Historically, over a number of years, the yen has generally appreciated in relation to the dollar. Nonetheless, the yen has recently experienced increasing volatility relative to the U.S. dollar, including periods of devaluation. The Japanese yen may also be adversely affected by currency difficulties of other countries in the Southeast Asian region. Devaluations in the yen, and any other currencies in which the Fund's portfolio securities are denominated, will adversely affect the Fund's net asset value.

Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan is in a difficult phase in its relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. In addition, the economic difficulties of other countries in the Southeast Asian region, with whom Japan trades, have adversely affected and may continue to adversely affect Japan's economy as the region's demand for Japanese exports fluctuates and as many Japanese banks and companies have exposure to the region.

EUROPEAN FUND. This Fund's performance is susceptible to political, social and economic factors affecting issuers in European countries. Such factors may include, but are not limited to: growth of GDP or GNP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, as well as interest and monetary exchange rates among European countries.

For a discussion of certain other risks associated with each Fund's additional investment activities, see "Other Investment Practices" above.



MANAGEMENT

THE FUNDS' ADVISERS
The Chase Manhattan Bank ("Chase") is the Funds' investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 1.00% of each Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to Southeast Asian Fund and Japan Fund under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of each Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

Chase Asset Management (London) Limited ("CAM London"), a registered investment adviser, is the sub-investment adviser to European Fund under a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly-owned operating subsidiary of Chase. CAM London makes investment decisions for the Fund on a day-to-day basis. For these services, CAM London is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the average daily net assets of the Fund. CAM London provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase with respect to Vista European Fund also serve as portfolio managers of CAM London. CAM London is located at Colvile House, 32 Curzon Street, London W1Y 8AL.

PORTFOLIO MANAGERS. David Webb, a Vice President of Chase, has been responsible for the management of Southeast Asian Fund and Japan Fund since their inception. Mr. Webb is responsible for investment management and equity research in the Asia region. Mr. Webb joined Chase in 1992. Prior to joining Chase, Mr. Webb was with Hambros Bank Limited where he was responsible for the management of the Hambros Equus Pacific Trust and Hambros Japan Trust. Mr. Webb is also a manager of Vista International Equity Fund. Michael Browne, a Vice President of Chase, has been responsible for the management of European Fund since its inception. Mr. Browne is responsible for investment management and equity research for European equities. Mr. Browne joined Chase in 1994. Prior to joining Chase, Mr. Browne was Assistant Director of European equity fund management at BZW Investment Management in London. Mr. Browne is also a manager of Vista International Equity Fund.



ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Funds."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Funds."

CLASS C SHARES. Class C shares are available only for the European Fund. Class C shares are sold without an initial sales charge, which provides the investor the benefit of putting all of the investor's dollars to work from the time the investment is made. If redeemed within one year after purchase, Class C shares are subject to a CDSC equal to 1% of the lesser of their original cost or the net asset value at the time of the redemption. If you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption at the then-current share price. Class C shares, like Class B shares, have higher combined 12b-1 and service fees than Class A shares and, as a consequence, pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Unlike Class B shares, Class C shares do not convert into any other class of shares of the Fund. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge, you might consider Class B shares. If you prefer not to pay an initial sales charge and you are uncertain as to the intended length of your investment, you might consider Class C Shares. In almost all cases, if you are planning to purchase $250,000 or more of a Fund's shares you will pay lower aggregate charges and expenses by purchasing Class A shares.



HOW TO BUY, SELL
AND EXCHANGE SHARES

HOW TO BUY SHARES
You can open a Fund account with as little as $2,500 for regular accounts, $1,000 for traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, or $500 for Education IRAs. Additional investments can be made at any time with as little as $100. You can buy Fund shares three ways--through an investment representative, through the Funds' distributor by calling the Chase Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Chase Vista Funds. Third party checks, credit cards and cash will not be accepted. The Funds reserve the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUNDS' DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Chase Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Chase Vista Service Center. Call the Chase Vista Service Center at 1-800-34-VISTA for complete instructions.

Shares are purchased at the public offering price, which is based on the net asset value next determined after the Chase Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Chase Vista Service Center must receive your order in proper form before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, a Fund will not issue certificates for your Class A or Class C shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                Class A Shares
The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Funds receive the net asset value. The sales charge is allocated between your broker-dealer and the Funds' distributor as shown in the following table, except when the Funds' distributor, in its discretion, allocates the entire amount to your broker-dealer.


                                                                       Amount of
                                             Sales charge as a        sales charge
                                               percentage of:         reallowed to
                                       -----------------------------  dealers as a
      Amount of transaction at        Offering      Net amount        percentage of
        offering price($)               price        invested        offering price
------------------------------------------------------------------------------------------
Under 100,000 .......................   5.75           6.10             5.00
100,000 but under 250,000 ...........   3.75           3.90             3.25
250,000 but under 500,000 ...........   2.50           2.56             2.25
500,000 but under 1,000,000 .........   2.00           2.04             1.75

The Funds' distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases of shares of a Fund. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Funds' distributor may withhold such payments with respect to short-term investments.

                                Class B Shares
Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and
(ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.


Year     1      2      3      4      5      6      7      8+
-------------------------------------------------------------
CDSC     5%     4%     3%     3%     2%     1%     0%     0%

In determining whether a CDSC is payable on any redemption, each Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the disributor receives the entire amount of any CDSC you pay.


                                Class C Shares

Class C shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within one year after purchase. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.

In determining whether a CDSC is payable on any redemption, the European Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 1.00% of the offering price on sales of Class C shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL

You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Chase Vista Service Center for details about Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. For purchases of the Fund's Class A shares made from October 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are opening or adding to a Vista prototype IRA by transferring or rolling over $5,000 or more of assets from a qualified plan, consisting of redemption proceeds from non-Chase Vista mutual funds on which you paid a front-end or deferred sales load. In connection with such purchases of Class A shares, the Fund's distributor will pay broker-dealers a 1% commission. If you open or add to a Vista prototype IRA, from October 1, 1998 through December 31, 1998, by investing $5,000 or more, the annual IRA maintenance fee payable to the IRA sponsor will be waived for the life of the account. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Chase Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Chase Vista and non-Chase Vista mutual funds. With Board of Trustee approval, the money that is invested in Chase Vista Funds may be combined with the other mutual funds in the same program when determining the Plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

The Funds may sell Class A shares at net asset value without an initial sales charge to the Funds'current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Funds' distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Funds' distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Funds' distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Chase Vista fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Chase Vista Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Chase Vista Funds.

For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA or other qualified plan for which The Chase Manhattan Bank or its designee serves as trustee or custodian.

No initial sales charge will apply to the purchase of the Funds' Class A shares if you are investing the proceeds of a qualified retirement plan, where a portion of the plan was invested in the Chase Vista Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate s erves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Funds' Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Funds' Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Funds or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Investors may incur a fee if they effect transactions through a broker or agent.

Purchases of the Funds' Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the particular Funds, the Funds' distributor or the Chase Vista Service Center.

Shareholders of record of any Chase Vista fund as of November 30, 1990 and certain immediate family members may purchase the Funds' Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Chase Vista fund, provided there is no change in account registration.

The Funds may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Funds of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B or Class C shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B or Class C shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B or Class C account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Funds' shares at reduced sales charges.

The Funds reserve the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Chase Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Vista Funds.

Shareholders of other Chase Vista funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Funds at net asset value.


HOW TO SELL SHARES

You can sell your Fund shares any day the New York Stock Exchange is open, either directly to a Fund or through your investment representative. A Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO A FUND. Send a signed letter of instruction to the Chase Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the particular Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Chase Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

SIGNATURE GUARANTEES. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Vista's records, a signature guarantee is required. A Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Chase Vista Service Center for details.

DELIVERY OF PROCEEDS. A Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS. You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Chase Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Funds. There is a $10.00 charge for each wire transaction. Unless an investor indicates otherwise on the account application, the Funds will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Funds with his or her account registration and address as it appears on the Funds' records.

The Chase Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither a Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Chase Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Chase Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL.
You can make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Chase Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Chase Vista Service Center, and may charge you for its services.

INVOLUNTARY REDEMPTION OF ACCOUNTS. Each Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet that Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event a Fund redeems Class B or Class C shares pursuant to this provision, no CDSC will be imposed.


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares for shares of the same class of certain other Chase Vista funds at net asset value beginning 15 days after purchase. Not all Chase Vista funds offer all classes of shares. The prospectus of the other Chase Vista fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the

CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

EXCHANGING TO MONEY MARKET FUNDS. An exchange of Class B or Class C shares into any of the Chase Vista money market funds other than the Class B and Class C shares of the Prime Money Market Fund will be treated as a redemption--and therefore subject to the conditions of the CDSC --and a subsequent purchase. Class B or Class C shares of any Chase Vista non-money market fund may be exchanged into the Class B or Class C shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Chase Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Chase Vista Service Center for prospectuses of other Chase Vista funds. Shares of certain Chase Vista funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Vista management or the Trustees believe doing so would be in the best interests of the Funds, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving a Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Chase Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

REINSTATEMENT PRIVILEGE.
Upon written request, Class A shareholders have a one time privilege of reinstating their investment in a Fund at net asset value within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.



HOW THE FUNDS
VALUE THEIR SHARES

The net asset value of each class of each Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Funds, by dividing the net assets of the particular Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Funds are determined on the basis of their market or other fair value, as described in the SAI.



HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION

Each Fund distributes any net investment income at least semi-annually and any net realized capital gains at least annually. Capital gains are distributed after deducting any available capital loss carryovers. Distributions paid by the Funds with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options:
(1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Chase Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Chase Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the applicable Fund or in an established account of another Chase Vista fund without a sales charge. If the Chase Vista Service Center does not receive your election, the distribution will be reinvested in the particular Fund. Similarly, if a Fund or the Chase Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in such Fund.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS.
All Fund distributions of net investment income (which term includes net short-term capital gain) will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain at the currently applicable 28% or 20% rate, regardless of how long you have held the shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.

Investment income received by the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. Since more than 50% of the value of the total assets of each Fund at the close of the Fund's taxable year is anticipated to be stock or securities of foreign corporations, each Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by such Fund.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.

Early in each calendar year each Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax adviser to determine the precise effect of an investment in a Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).


OTHER INFORMATION
CONCERNING THE FUNDS

DISTRIBUTION PLANS
The Funds' distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A, Class B and Class C shares, which provide for the payment of distribution fees at annual rates of up to 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of each Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Funds' distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A, Class B and Class C shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A shares or Class B shares, or up to 0.75% of the average daily net asset value of the Class C shares invested in a Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the Chase Vista Funds, and activities intended to promote a Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other Chase Vista funds.

VFD may provide promotional incentives to broker-dealers that meet specified targets for one or more Chase Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker- dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of a Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of a Fund and/or other Chase Vista Funds during a specified period of time. Such compensation does not represent an additional expense to a Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from a Fund or other sources available to it.


SHAREHOLDER SERVICING AGENTS

The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A, Class B or Class C shares of the Funds. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, Class B and Class C shares of each Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

Chase and its affiliates and the Chase Vista Funds, affiliates, agents, and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

ADMINISTRATOR AND
SUB-ADMINISTRATOR

Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets.

VFD provides certain sub-administrative services to the Funds' pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from each Fund at an annual rate equal to 0.05% of each Funds' average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, 3rd Floor, New York, New York 10081.


CUSTODIAN

Chase acts as the Funds' custodian and fund accountant and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.


EXPENSES

Each Fund pays the expenses incurred in its operations, including each Fund's pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are allocated to specific classes of each of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES

Each Fund is a portfolio of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust in 1987 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of a Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

Each Fund issues multiple classes of shares. This Prospectus relates to Class A and Class B shares of each Fund and Class C shares of the European Fund. The Funds may offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of each Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Funds that are offered. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of its Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.



PERFORMANCE INFORMATION

Each Fund's investment performance may from time to time be included in advertisements about the Funds. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B and Class C shares). Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on each Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of each Fund's portfolio, each Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Funds' investment objectives and policies. These factors should be considered when comparing each Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.


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                 MAKE THE MOST OF YOUR CHASE VISTA PRIVILEGES

The following services are available to you as a Chase Vista mutual fund shareholder.
o SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.
o SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually.
   A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.
o SYSTEMATIC EXCHANGE--Transfer assets automatically from one Chase Vista account to another on a regular, prearranged basis. There is no additional charge for this service.
o FREE EXCHANGE PRIVILEGE--Exchange money between Chase Vista funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.
o REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in their Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

  Class B and Class C shareholders of a Fund who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares of that Fund with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Chase Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.


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CHASE VISTA FUNDS SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036



[CHASE VISTA FUNDS LOGO]
CHASE VISTA FUNDS
P.O. Box 419392
Kansas City, MO 64141-6392
                                                                    CVEJA-1-1198